SCHEDULE 14A INFORMATION


Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. ___)

Filed by the Registrant [X]
Filed by a Party other than the Registrant   [   ]

Check the appropriate box:

         [X]      Preliminary Proxy Statement
         [ ]      Definitive Proxy Statement
         [ ]      Definitive Additional Materials
         [ ]      Soliciting Material pursuant to Rule 14a-11(c) or Rule 14a-12

                             S.O.I. INDUSTRIES, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[ ]  $125  per  Exchange   Act  Rules   0-11(c)(1)(ii),   14(a)-6(i)(1),   or
     14a-6(j)(2).

[ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3)

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(j)(4) and 0-11.
          1)   Title of each class of securities to which transaction applies:
               -----------------------------------------------------------------

          2)   Aggregate number of securities to which transaction applies:
               -----------------------------------------------------------------

          3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11.
               -----------------------------------------------------------------

          4)   Proposed maximum aggregate value of transaction:
               -----------------------------------------------------------------

          Set forth the amount of which the filing fee is calculated and state how it was determined.

          [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)    Amount Previously Paid:__________________________________________
         2)    Form, Schedule or Registration Statement No.:____________________
         3)    Filing Party:____________________________________________________
         4)    Date Filed:______________________________________________________

                             S.O.I. INDUSTRIES, INC.
              16910 Dallas Parkway, Suite 100, Dallas, Texas 75248

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints KEVIN B. HALTER and KEVIN B. HALTER, JR. and each of them as proxies with power of substitution to vote all shares of S.O.I. Industries, Inc. (the "Company") which the undersigned is entitled to vote at an Annual Meeting of Stockholders on December 10, 1996, at the Company's offices at 16910 Dallas Parkway, Suite 100, Dallas, Texas at 10:00 a.m., or any adjournment thereof, with all the powers the undersigned would have if personally present as specified, respecting the following matters described in the accompanying Proxy Statement and, in their discretion, on other matters which come before the meeting.

         1. To elect four directors to hold office until the next annual election of directors by stockholders or until their respective successors have been duly elected and qualified.

       A.  [  ]  FOR the nominees listed below
       B.  [  ]  WITHHOLD AUTHORITY to vote for all nominees listed below
       C.  [  ]  FOR ALL NOMINEES EXCEPT:

     Instructions: To withhold authority to vote for (an) any individual(s), choose C and write in the name of the nominee(s) on this line
_______________________________________________________.
Nominees:  Kevin  B. Halter, Kevin B. Halter, Jr., Don R. Benton and James Smith

     2. To ratify the appointment of Hein + Associates LLP as independent auditors to examine the accounts of the Company for the fiscal year ending June 30, 1997.

FOR      [_]            AGAINST           [_]               ABSTAIN          [_]

     3. To approve a proposal for a name change of the Company from "S.O.I. Industries, Inc." to "Millennia, Inc.".

FOR      [_]            AGAINST           [_]               ABSTAIN          [_]

     4. To transact such other business as may properly come before the meeting or any adjournment thereof.

     This proxy will be voted in accordance with stockholder specifications. Unless directed to the contrary, this proxy will be voted FOR Items 1,2 and 3. A majority (or if only one, then that one) of the proxies or substitutes acting at the meeting may exercise the powers conferred herein. Receipt of accompanying Notice of Meeting and Proxy Statement is hereby acknowledged.

Date:  November ___, 1996                     _________________________________
                                                         (Signature)
                                              ---------------------------------

                                              ---------------------------------
                                                     (Please print your name)

(Please sign name as fully and exactly as it appears opposite. When signing in a fiduciary or representative capacity, please give full title as such. When more than one owner, each owner should sign. Proxies executed by a corporation should be signed in full corporate name by duly authorized officer.)
PLEASE MARK, SIGN, DATE AND MAIL TO THE COMPANY AT THE ADDRESS STATED ABOVE.

                             S.O.I. INDUSTRIES, INC.
                         16910 Dallas Parkway, Suite 100
                               Dallas, Texas 75248

                            NOTICE OF ANNUAL MEETING
                                 OF STOCKHOLDERS


     The Annual Meeting of Stockholders of S.O.I. Industries, Inc. (the "Company") will be held at the Company's offices at 16910 Dallas Parkway, Suite 100, Dallas, Texas 75248, on December 10, 1996 at 10:00 a.m., local time, for the following purposes:

     1. To elect four directors to hold office until the next annual election of directors by stockholders or until their respective successors have been duly elected and qualified;

     2. To ratify the appointment of independent auditors to examine the accounts of the Company for the fiscal year ended June 30, 1997;

     3. To approve a proposal for a name change of the Company from "S.O.I. Industries, Inc." to "Millennia, Inc.".

     4. To transact such other business as may properly come before the meeting or any adjournment thereof.

         Stockholders of record at the close of business on November 11, 1996 are entitled to notice of and to vote at this Annual Meeting of Stockholders or any adjournment thereof. The stock transfer books of the Company will remain open.

         We hope that you attend the Annual Meeting in person, but in any event you are urged to mark, date, sign and return your proxy in the enclosed self-addressed envelope as soon as possible so that your shares may be voted in accordance with your wishes. Any proxy given by a stockholder may be revoked by that stockholder at any time prior to the voting of the proxy.

                       By Order of the Board of Directors,


                              Kevin B. Halter, Jr.
                                    Secretary

Dallas, Texas
November __, 1996


         A RETURN OF A BLANK EXECUTED PROXY WILL BE DEEMED A VOTE IN FAVOR OF THE PROPOSALS DESCRIBED HEREIN. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND MAIL IT PROMPTLY.

                             S.O.I. INDUSTRIES, INC.
                         16910 Dallas Parkway, Suite 100
                               Dallas, Texas 75248

                                 PROXY STATEMENT
                                       FOR
                         ANNUAL MEETING OF STOCKHOLDERS

                          To Be Held December 10, 1996

         This proxy statement and the accompanying form of proxy are being furnished to the stockholders of S.O.I. Industries, Inc. (the "Company") on or about November 19, 1996 in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Annual Meeting of Stockholders (the "Annual Meeting") to be held on December 10, 1996 at 10:00 a.m., local time, at the Company's offices at 16910 Dallas Parkway, Suite 100, Dallas, Texas 75248, and any adjournment thereof.

         The matters to be considered and acted upon at the Annual Meeting are described in the foregoing notice of the Annual Meeting and this Proxy Statement. This Proxy Statement and the related form of proxy are being mailed on or about November 19, 1996 to all stockholders of record on November 11, 1996. Shares of the Company's common stock, par value $.000025 (the "Common Stock"), represented by proxies will be voted as described in this Proxy Statement or as otherwise specified by a stockholder. As to the election of directors, a stockholder may, by checking the appropriate box on the proxy: (i) vote for all director nominees as a group; (ii) withhold authority to vote for all director nominees as a group; or (iii) vote for all director nominees as a group except those nominees identified by the stockholder in the appropriate area. See "Proposal One: Election of Directors" below. With respect to the other proposal, a stockholder may, by checking the appropriate box on the proxy: (i) vote "FOR" the proposal; (ii) vote "AGAINST" the proposal; or (iii) "ABSTAIN" from voting on the proposal.

         THE PRINCIPAL STOCKHOLDERS, DIRECTORS AND OFFICERS OF THE COMPANY BENEFICIALLY OWN APPROXIMATELY 45% OF THE ISSUED AND OUTSTANDING COMMON STOCK AND HAVE ADVISED THE COMPANY OF THEIR INTENTION TO VOTE SUCH SHARES IN FAVOR OF PROPOSALS ONE, TWO AND THREE.

         Any stockholder who executes and delivers a proxy may revoke it at any time prior to its use by (i) giving written notice of revocation to the Secretary of the Company; (ii) executing and delivering a proxy bearing a later date; or (iii) appearing at the Annual Meeting and voting in person.

         The Company will bear the expense of preparing, printing, and mailing the proxy solicitation material and the form of proxy. Brokerage houses, nominees, custodians and fiduciaries will be requested to forward material to beneficial owners of stock held of record by them, and the Company will reimburse such persons for their reasonable expenses in doing so. In addition, directors, officers and employees of the Company and its subsidiaries may solicit proxies by telephone, telegram or in person.

         If the proxy in the accompanying form is properly executed and not revoked, the shares represented by the proxy will be voted in accordance with the instructions thereon. If no instructions are given on the matters to be acted upon, the shares represented by the proxy will be voted: (i) for the election of directors nominated herein; (ii) for the ratification of the appointment of independent auditors named herein; (iii) for the name change of the Company and (iv) in the discretion of the proxyholders on any business as may properly come before the meeting or any adjournment thereof.

     A RETURN OF A BLANK EXECUTED PROXY WILL BE DEEMED A VOTE IN FAVOR OF THE PROPOSALS DESCRIBED HEREIN.

                                  VOTING RIGHTS

         Only holders of record of outstanding shares of Common Stock of the Company at the close of business on November 11, 1996 are entitled to one vote for each share held on all matters coming before the Annual Meeting. There were approximately 2,152,949 shares of Common Stock outstanding and entitled to vote on September 15 , 1996.

                                METHOD OF VOTING

         To be elected, each director must receive the affirmative vote of the holders of a plurality of the issued and outstanding shares of Common Stock represented in person or by proxy at the Annual Meeting. Approval of Proposal Two will require the affirmative vote of the holders of the majority of the shares of Common Stock entitled to vote and represented at the Annual Meeting in person or by proxy. Abstentions will have the effect of a vote against the proposal. Non-votes (as defined below) will have no effect on the voting of any of the proposals. A "non-vote" occurs when a nominee holding shares for a beneficial owner has voted on certain matters at the Annual Meeting pursuant to discretionary authority or instructions from the beneficial owner but may not have received instructions or exercised discretionary voting power with respect to other matters.

           SECURITY OWNERSHIP OF MANAGEMENT AND PRINCIPAL STOCKHOLDERS

         The following table sets forth certain information as of September 15, 1996 with regard to the beneficial ownership of the Common Stock by (i) each person known to the Company to be the beneficial owner of 5% or more of its outstanding Common Stock, (ii) by the officers, directors and key employees of the Company individually and (iii) by the officers and directors as a group.

                                       Number of Shares
                                      Beneficially Owned           Percent
Halter Capital Corporation                 209,940                   10%
16910 Dallas Parkway #100
Dallas, Texas 75248

Digital Communications                    400,927(1)                 19%
    Technology Corporation
3941 SW 47th Avenue
Ft. Lauderdale, FL 33314

Kevin B. Halter                           338,109(2)                 16%

Kevin B. Halter, Jr.                      209,940(2)                 10%

James Smith                                   800                     *

Don R. Benton                               ---- (3)                -----

Tim C. Hafer                                ----                    -----

All directors and officers as a           338,909                    16%
group (5 persons)

     (1) The Company owns approximately 17% of the issued and outstanding common stock of DCT.


     (2) Kevin B. Halter and Kevin B. Halter Jr. serve as directors and officers of HCC and as a result may each be deemed to be the beneficial owner of the 209,940 shares of Common Stock beneficially owned by HCC. However, pursuant to Rule 16a-3 promulgated under the Exchange Act, they expressly disclaim that they are the beneficial owner, for purposes of Section 16 of the Exchange Act, of any such stock, other than those shares in which they have an economic interest.

     (3) Does not include 2,000 shares held by Dr. Benton's wife, as to which beneficial ownership is disclaimed.

      *    less than 1%

                       PROPOSAL ONE: ELECTION OF DIRECTORS

         Each of the persons set forth below (see "Directors and Executive Officers -- Nominees for Election as Directors") has been nominated for election to the Board of Directors, to serve for a term of one year until the next Annual Meeting of Stockholders or until his or her successor is elected and qualified. The shares represented by proxies will be voted as specified by the stockholder. If a stockholder does not specify his or her choice, the shares will be voted in favor of the election of the nominees listed on the proxy except that, in the event any nominee should not continue to be available for election, such proxies will be voted for the election of such other person as the Board of Directors may recommend. The Company does not presently contemplate that any of the nominees will become unavailable for election for any reason.

                        DIRECTORS AND EXECUTIVE OFFICERS

Nominees for Election as Directors

         The following sets forth certain information regarding the nominees for election to the Company's Board of Directors and the Company's executive officers:

   Name                         Age       Position

   Kevin B. Halter              61        President, Chief Executive Officer
                                             Chairman of the Board
   Kevin B. Halter, Jr.         36        Vice President, Secretary and Director
   James Smith                  59        Director
   Don R. Benton                65        Director

         Set forth below is a description of the backgrounds of the executive officers and directors of the Company.

         Kevin B. Halter has served as President, Chief Executive Officer and Chairman of the Board of the Company since June 28, 1994. Mr. Halter also served as Vice Chairman of the Board of the Company from January 1994 to June 28, 1994. Mr. Halter has served as Chairman of the Board of Digital Communications Technology Corporation ("DCT") since June 28, 1994 and as Vice Chairman of the Board of DCT from February 1994 to June 1994. Mr. Halter also served as Chief Executive Officer of DCT from June 1994 to May 1996. Mr. Halter served as Chairman of the Board of Directors of American Quality Manufacturing Corporation ("AQM") until September 1996. In addition, Mr. Halter has served as Chairman of the Board and Chief Executive Officer of Halter Capital Corporation ("HCC"), a privately-held investment and consulting company, since 1987, and as its President since June 1995. From 1987 until October 1992, Mr. Halter was a director and officer of Halter Venture Corporation, a publicly-held company then based in Dallas, Texas. Mr. Halter is the father of Kevin B.
Halter, Jr.

     Kevin B. Halter, Jr. has served as Vice President, Secretary and director of the Company and DCT since January 1994. Mr. Halter has also served as Secretary and director of AQM from February 1994 to September 1996. He is also the President of Securities Transfer Corporation, a registered stock transfer company, a position he has held since 1987. Mr. Halter is also Vice President and Secretary of HCC. Kevin B. Halter, Jr. is the son of Kevin B. Halter.

     James Smith has served as a director of the Company since March 1995. Mr. Smith has served as President of Pension Analysis Bureau, Inc., a consulting firm specializing in the administration of company retirement and profit sharing plans, since 1993. Mr. Smith also served as Vice President of Pension Analysis Bureau, Inc. from 1988 to 1992.

     Don R. Benton is President of the Dallas, Texas based The Kindness Foundation, and also serves or has served on the Board of Directors of Tide Petroleum Products, Lincoln Liberty Life Insurance Company, American Diversified Industries, Fagin Resources and Arrowhead Rand Corporation.

     Tim C. Hafer, age 34, has served as Vice President and Chief Financial Officer of the Company since January 4, 1996. Mr. Hafer served as the Company's Vice-President of Finance from February 1, 1994 through January 3, 1996 and was responsible for financial reporting for the Company. In addition, since March of 1993, Mr. Hafer serves as the Chief Financial Officer of Halter Capital Corporation, a privately-held consulting company. Prior to his work at Halter Capital Corporation, Mr. Hafer was a general practice manager with Coopers & Lybrand L.L.P. in Dallas, Texas from August 1985 to March 1993, responsible for the audits of several public and private companies. Mr. Hafer holds a M.S. and B.S. in accounting from the University of North Texas and is a licensed CPA.

     All directors of the Company hold office until the next annual meeting of stockholders or until their successors have been elected and qualified. Executive officers are elected by the Company's board of directors to hold office until their respective successors are elected and qualified.

     The full Board of Directors met or unanimously voted on resolutions 10 times during fiscal year 1996. Each of the directors attended or acted upon at least seventy-five percent of the aggregate number of Board of Director meetings, consents, and Board of Director Committee meetings or consents held or acted upon during fiscal year 1996.

     The Company's Bylaws provide that directors may be paid their expenses, if any, and may be paid a fixed sum for attendance of each Board of Directors meeting.

Special Committees and Attendance at Meetings

         The Board of Directors has two committees, an Audit Committee and a Compensation Committee, each composed of at least two independent directors. The Audit Committee, composed of Kevin B. Halter, Don R. Benton and James Smith, recommends the annual appointment of the Company's auditors, with whom the Audit Committee will review the scope of audit and non-audit assignments and related fees, accounting principals used by the Company in financial reporting, internal auditing procedures and the adequacy of the Company's internal control procedures. The Compensation Committee, composed of Kevin B. Halter, Don R. Benton and James Smith, will make recommendations to the Board of Directors regarding compensation for the Company's executive officers. During fiscal year 1996, there was one meeting of the Audit Committee and one meeting of the Compensation Committee.

Compliance with Section 16(a) of the Securities Exchange Act of 1934

Based solely on the review of Form's 3, 4 and 5 and amendments thereto provided to the Company pursuant to Rule 16a-3(e), the following individuals failed to file on a timely basis reports required by Section 16(a) of the 1934 Act during the period from the date that the Company's Common Stock was registered under
Section 12 of the Securities Exchange Act of 1934, as amended to June 30, 1996:

         Kevin B. Halter - One delinquent filing of Form 4. Kevin B. Halter failed to timely report the purchase of the Company's Common Stock.

     Kevin B. Halter, Jr. - One delinquent filing of Form 4. Kevin B. Halter, Jr. failed to timely report the purchase of the Company's Common Stock.

Shareholder Derivative Lawsuit:

         On March 4, 1996, Adrian Jacoby, allegedly on behalf of the Company, brought a purported shareholder derivative lawsuit against the Company's Board of Directors - Kevin B. Halter, Kevin B. Halter, Jr., Gary C. Evans and James Smith - Halter Capital Corporation and Securities Transfer Corporation. In addition, the Company has been joined as a "nominal defendant." In the lawsuit, the Plaintiff has alleged breaches of fiduciary duty, fraud, and violations of state securities laws. The Plaintiff seeks unspecified actual and exemplary damages, a constructive trust against the assets of the Defendants and an accounting of the affairs of the Defendants with respect to their dealings with the Company. In addition, the Plaintiff has requested a temporary injunction and the appointment of a receiver for the Company. The Plaintiff has brought this lawsuit allegedly to vindicate the wrongs that the Plaintiff claim were done to the Company by the individual defendants and their affiliated companies, and, if any damages are ultimately awarded to the Plaintiffs, those damages will be awarded on behalf of, and for the benefit of, the Company and all of its shareholders. If he is successful, the Plaintiff may, however, recover certain attorneys' fees and costs. The case is entitled Adrian S. Jacoby et al v. Kevin
B. Halter et al, cause no. 96-02169-G, and is pending in the 134th Judicial District for the District Court of Dallas County, Texas. Even though the Company is a nominal defendant in the lawsuit, the Plaintiff has not sought to recover any damages against the Company. In this type of lawsuit, the Company is joined as a procedural matter to make it a party to the lawsuit.

         All of the Defendants have answered and denied the allegations contained in the Plaintiff's Petition. A certain amount of discovery has been conducted by both Plaintiff and Defendants. All of the Defendants deny all the material allegations and claims in the Petition, dispute the Plaintiff's contention that this is a proper shareholder derivative action, deny that the Plaintiff has the right to pursue this lawsuit on behalf of the Company and are vigorously defending the lawsuit. In addition, the Defendants have filed Counterclaims against the Plaintiff and third party actions against Blake Beckham, attorney at law, Beckham & Thomas, L.L.P., Sanford Whitman, the former CFO of the Company seeking damages in excess of $50 million. In its Counterclaim, the Company has asserted that the filing of this lawsuit and Temporary Restraining Order which is no longer in effect, caused the Company damages. However, the Company does not believe that the lawsuit will have any further material impact on the operations or financial condition of the Company.

Davis Lawsuit:

         On March 17, 1995, the Company announced that it had filed on behalf of itself and its former AQM subsidiary, a lawsuit in the Chancery Court of Faulkner County, Arkansas against DeWayne Davis, the former Chief Executive Officer, Chief Financial Officer and director of AQM. In the lawsuit, the companies charge Mr. Davis with fraud, self-dealing, misappropriation of company assets, misappropriation of trade secrets, breach of fiduciary duty and other causes of action for certain alleged acts committed as a director and officer of AQM and the Company. One of the alleged acts involved the purchase of materials and timber products from American Plywood Sales, Inc. ("APS"), a wholly-owned subsidiary of Builders Warehouse Association, Inc. ("BWA"). (Mr. Davis controlled BWA as a director and major shareholder.) The lawsuit alleges that these purchases were at prices in excess of those that could have been obtained by purchasing materials directly from the suppliers. Additionally, the lawsuit seeks recovery of certain amounts deemed by the Company's management to be unauthorized compensation and executive benefits.

     Mr.  Davis  has  countersued  AQM  and  the  Company  alleging   incomplete
compensation during his tenure as an executive officer of AQM.

ITEM 10.          EXECUTIVE COMPENSATION

         The following table sets forth the cash and non-cash compensation paid by the Company to its President and Vice President and Secretary for the fiscal years ended June 30, 1996 and 1995. None of the Company's other executive officers and directors received cash or non-cash compensation in excess of $100,000 for the fiscal year ended June 30, 1996.

                                                                                Long Term Compensation
                                                                       -----------------------------------------
                                         Annual Compensation                     Awards               Payouts
                                -------------------------------------- --------------------------- -------------
(a)                      (b)        (c)         (d)           (e)           (f)           (g)           (h)           (i)
                                                             Other                    Securities
                                                            Annual      Restricted    Underlying                   All Other
Name and Principal     Fiscal                               Compen-        Stock       Options/        LTIP         Compen-
Position               Year     Salary ($)   Bonus ($)    sation ($)    Awards ($)      SARs(#)     Payouts ($)    sation ($)
---------------------  -------  ----------- ------------ ------------- ------------- ------------- -------------  ------------
Kevin B. Halter        1996     $   194,792      -             -             -             -             -             -
President and          1995     $   122,750      -             -             -             -             -             -
Chairman  *            1994     $    26,000      -             -             -             -             -             -
Kevin B. Halter, Jr.   1996     $   164,500      -             -             -             -             -             -
Vice President,        1995     $    86,000      -             -             -             -             -             -
Secretary and          1994     $    15,000      -             -             -             -             -             -
Director  *

 *  The compensation for Kevin B. Halter and Kevin B. Halter, Jr. in 1994 was for a partial year.

1988 Employee Stock Option Plan

     On March 19, 1988, the Company's Board of Directors adopted the S.O.I. Industries, Inc. 1988 Employee Stock Option Plan (the "Plan"). The Plan was approved by a vote of the stockholders on July 3, 1989.

         The administration of the Plan rests with the Compensation Committee (the "Committee"). Subject to the express provisions of the Plan and the Board of Directors, the Committee shall have complete authority in its discretion to determine those employees to whom, and the price at which options shall be granted, the option periods and the number of shares of Common Stock to be subject to each option. The Committee shall also have the authority in its discretion to prescribe the time or times at which the options may be exercised and limitations upon the exercise of options (including limitations effective upon the death or termination of employment of the optionee), and the restrictions, if any, to be imposed upon the transferability of shares acquired upon exercise of options. In making such determinations, the Committee may take into account the nature of the services rendered by respective employees, their present and potential contributions to the success of the Company or its subsidiaries, and such other factors as the Committee in its discretion shall deem relevant.

         An option may be granted under the Plan only to an employee of the Company or its subsidiaries. The Plan made available for option 250,000 shares of the Company's Common Stock.

         The term of each option granted under the Plan will be for such period not exceeding five years as the Committee shall determine. Each option granted under the Plan will be exercisable on such date or dates and during such period and for such number of shares as shall be determined pursuant to the provisions of the option agreement evidencing such option. Subject to the express provisions of the Plan, the Committee shall have

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complete authority, in its discretion,  to determine the extent, if any, and the conditions under which an option may be exercised in the event of the death of the optionee or in the event the optionee leaves the employ of the Company or has his employment terminated by the Company. The purchase price for shares of Common Stock under each option shall be determined by the Committee at the time of the option's issuance and may be less than the fair market value of such shares on the date on which the options are granted. The agreements evidencing the grant of options may contain other terms and conditions, consistent with the Plan, that the Committee may approve.

PROPOSAL TWO:  RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

     The Board of Directors of the Company has appointed the accounting firm of Hein + Associates LLP as independent auditors of the Company for its fiscal year ended June 30, 1997, and is submitting such selection to the Company's stockholders for their ratification. The Board of Directors recommends that such appointment be approved by the stockholders. If the foregoing proposal is not approved, or if Hein + Associates LLP declines to act or otherwise becomes incapable of performing, or if its appointment is otherwise discontinued, the Board of Directors will appoint other independent accountants whose appointment for any period subsequent to fiscal year 1996 will be subject to approval by the stockholders at the 1997 Annual Meeting of Stockholders. Representatives of Hein + Associates LLP are expected to be present at the annual meeting and such representatives will have an opportunity to make a statement if they so desire. The representatives will also be expected to be available to answer appropriate questions.

           The Board of Directors recommends a vote FOR this proposal.

                       PROPOSAL THREE: COMPANY NAME CHANGE

         The Board of Directors proposes to amend the Company's Certificate of Incorporation to change its name from "S.O.I. Industries, Inc." to " Millennia, Inc." Management believes that a new name will reflect the Company's change in direction as we focus on new business opportunities.

           The Board of Directors recommends a vote FOR this proposal.

          PROPOSAL FOUR: OTHER MATTERS THAT MAY COME BEFORE THE MEETING

         Management of the Company knows of no matters other than those stated above which are to be brought before the meeting. However, if any such other matters should be presented for consideration and voting, it is the intention of the persons named in the proxy to vote thereon in accordance with their judgment.

                                  ANNUAL REPORT

         The Annual Report for the Company's fiscal year ended June 30, 1996, including financial statements, are being furnished with this Proxy Statement to stockholders of record as of November 11, 1996 and is incorporated herein by reference.









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                          DATE OF RECEIPT OF PROPOSALS

         Any stockholder who intends to present a proposal for consideration at the Company's next Annual Meeting of Stockholders and wishes to have the proposal included in the Company's Proxy Statement for that meeting must submit the proposal to the Secretary of the Company no later than June 30, 1997. All such proposals should be in compliance with applicable Securities and Exchange Commission regulations.

By Order of the Board of Directors,


Kevin B. Halter, Jr.
Secretary

November __, 1996


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